EXHIBIT 10.2
2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
     1. PURPOSE
     The purpose of this 1997 Director Stock Option Plan (the “Plan”), adopted by the Board of Directors of Wireless Ronin Technologies, Inc. on March 30, 2006, is to attract and retain the best available individuals to serve as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors and to encourage continued service by such persons on the Board. The Company intends that the options granted hereunder shall not constitute incentive stock options within the meaning of Section 422 of the Code, as amended.
     2. DEFINITIONS
     As used herein, the following definitions shall apply:
     (a) “Act” means the Securities Act of 1933, as amended.
     (b) “Board” means the Board of Directors of the Company.
     (c) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
     (d) “Committee” means the Committee of the Board appointed by the Board to administer the Plan pursuant to Section 6.
     (e) “Common Stock” means the Common Stock, $.01 par value per share, of the Company.
     (f) “Company” means Wireless Ronin Technologies, Inc., a Minnesota corporation.
     (g) “Continuous Service as a Director” means the absence of any interruption or termination of service as a Director. Continuous Service as a Director shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or Committee.
     (h) “Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries.
     (i) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees to a Director shall not be sufficient in and of itself to constitute “employment” by the Company.
     (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (k) “Option” means a stock option granted pursuant to the Plan.
     (l) “Optioned Stock” means the Common Stock subject to an Option.
     (m) “Optionee” means an Outside Director who receives an option.
     (n) “Outside Director” means a Director who is not an Employee, including an officer who is not employed on a full-time basis by the Company.
     (o) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (p) “Plan” means this 2006 Non-Employee Director Stock Option Plan.
     (q) “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.
     (r) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.
     3. SHARES SUBJECT TO THE PLAN
     Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 510,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.
     If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.
     4. AUTOMATIC GRANTS OF OPTIONS
     All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:
     (a) Except as otherwise provided in Section 4(d), each person who is an Outside Director, including a person who was an Outside Director on February 27, 2006 or who subsequently becomes an Outside Director whether by election by the shareholders or election by the Board to fill a vacancy on the Board, shall be entitled to a one time grant of an option to purchase 60,000 shares of common stock.
     (b) Subject to Section 4(d), the Option shall be exercisable as to 15,000 shares on the date of grant, provided that the Plan is approved by the shareholders of the Company not later than April 14, 2007, and shall be exercisable as to an additional 15,000 shares, if Optionee is then a director, on each subsequent date of reelection to the Board of Directors by the shareholders of the Company.

     (c) This Option shall not be deemed effective or exercisable unless and until the Plan is approved by action of the shareholders of the Company not later than April 14, 2007. If the Plan is not so approved, any Option granted under the Plan shall be null and void.
     (d) Notwithstanding the provisions of Sections 4(b), (c) and (d) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options to Outside Directors plus Shares previously purchased upon exercise of Options by Outside Directors to exceed 510,000 Shares, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the Company’s shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.
     5. OPTION TERMS AND CONDITIONS
     The terms and conditions of an Option granted hereunder shall be as follows:
     (a) The term of each Option shall be five (5) years, subject to Sections 12, 13 and 14 hereof.
     (b) If an Optionee ceases to serve as an Outside Director, the remainder of an Option not then exercisable shall lapse and be forfeited.
     (c) The Option shall be exercisable only while the Outside Director serves as an Outside Director of the Company, and for a period of twelve (12) months after ceasing to be an Outside Director pursuant to Section 10(b) hereof.
     (d) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, as determined in accordance with Section 9(a) hereof.
     (e) The effectiveness of any Options granted hereunder is conditioned upon shareholder approval of the Plan in accordance with Rule 16b-3 promulgated under the Exchange Act.
     6. ADMINISTRATION
     (a) Administration. Except as otherwise required herein, the Plan shall be administered by the Board or a Committee of the Board.
     (b) Powers of the Board or Committee. Subject to the provisions and restrictions of the Plan, the Board or Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 9(a) hereof, the fair market value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan. On a case-by-case basis, the Board or Committee, in its sole discretion, may: (i) accelerate the schedule of the time or times when an Option granted under the Plan may be exercised; and (ii) extend the duration of any Option granted under the Plan.
     (c) Effect of Board or Committee Decision. All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.
     (d) Suspension or Termination of Option. If the Board or Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee’s right to exercise any Option pending a determination by the Board or Committee (excluding the Outside Director accused of such misconduct). If the Board or Committee (excluding the Outside Director accused of such misconduct) determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company’s rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee’s estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee’s behalf at a hearing before the Board or Committee.
     (e) Date of Grant of Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof, notwithstanding the fact that an Optionee may not have entered into an option agreement with the Company on such date. Notice of the grant of an Option shall be given to the Optionee within a reasonable time after the date of such grant.
     7. ELIGIBLE PARTICIPANTS
     Options may be granted only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director or the Company may have to terminate such Director’s directorship at any time.
     8. TERMINATION OF PLAN
     This Plan has been adopted by the Board effective April 15, 2006 but shall not be deemed effective unless approved by the shareholders of the Company on or before April 14, 2007. If approved by the shareholders, the Plan shall continue in effect until April 14, 2016.

     9. FAIR MARKET VALUE AND FORM OF CONSIDERATION
     (a) Fair Market Value. The fair market value per share shall be determined as follows:
     (i) if the Common Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;
     (ii) if the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock as reported on the Nasdaq Stock Market on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Common Stock;
     (iii) if the Common Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion on the Nasdaq Stock Market, the fair market value on any given day shall be the average of the closing representative bid and ask prices as reported by the National Quotation Bureau, Inc. or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Common Stock in any over-the-counter market on which the Common Stock is traded; or
     (iv) if there exists no public trading market for the Common Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination nor less than the par value of the Common Stock.
     (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or such other form of consideration as the Board or Committee may determine, in its sole discretion, to be appropriate for payment, including but not limited to other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, or any combination of such methods of payment.
     10. EXERCISE OF OPTIONS
     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5 hereof. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option may be exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided in Section 12 hereof.
     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.
     (b) Termination of Status as a Director. If an Optionee ceases to serve as a Director, the Optionee may, but only within twelve (12) months after the date the Optionee ceases to be an Outside Director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.
     (c) Death of Optionee. In the event of the death of an Optionee occurring:
     (i) during the term of the Option, and provided that the Optionee was at the time of death a Director of the Company and had been in Continuous Service as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a Director for twelve (12) months after the date of death; or
     (ii) within thirty (30) days after the termination of Continuous Service as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a Director.

     11. TRANSFERABILITY OF OPTIONS
     The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     The number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which Options have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
     13. CHANGE IN CONTROL PROVISIONS
     (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the fullest extent of the original grant.
     (b) For purposes of the Plan, a “Change in Control” means the happening of any of the following events:
     (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of this Section 13(b); or
     (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
     (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
     (c) If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Option issued at the time of the grant or at any time after the grant of an Option, and without the consent of any Optionee affected thereby, may determine that:
     (i) some or all Optionees holding outstanding Options will receive, with respect to some or all of the shares of Company Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options; and
     (ii) with respect to any granted and outstanding Option, the Fair Market Value of the shares of Company Stock underlying such Option is less than or equal to the exercise price per share of such Option as of the effective date of the applicable Change in Control and the Option, therefore, shall terminate as of the effective date of the applicable Change in Control.
     If the Committee makes a determination as set forth in subparagraph (i) of this subsection (c), then as of the effective date of any such Change in Control of the Company such Options will terminate as to such shares and the Optionees formerly holding such Options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Options on such date, and the Optionees formerly holding such Options will have no further rights with respect to such Options.
     14. AMENDMENT AND TERMINATION OF THE PLAN
     (a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to the rules of any stock exchange or Nasdaq or similar regulatory body to which the Company is then subject at the time of the amendment and the Board determines that continued satisfaction of such requirements is necessary or desirable. No termination, suspension or amendment of the Plan may adversely affect any outstanding award without the consent of the affected Optionee; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 6(b), 12 and 13 of the Plan.

     (b) If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 promulgated under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange or NASDAQ, then such amendment shall be approved by the holders of a majority of the Company’s outstanding capital stock entitled to vote.
     15. CONDITIONS UPON ISSUANCE OF SHARES
     (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of the NASD or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
     (b) Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws; and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Board or Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     16. RESERVATION OF SHARES
     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     17. OPTION AGREEMENT
     Options shall be evidenced by written option agreements in such form as the Board or Committee shall approve.

     18. INFORMATION TO OPTIONEES
     The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.